UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro form condensed combines financial statements present financial information to reflect the transaction completed on December 22, 2025 pursuant to the agreement (the “SPA”) between Shouguang City Haoyuan Chemical Company Limited (the “Seller”), an indirect wholly owned subsidiary of Gulf Resources, Inc. (the “Company”) and Shandong Rongyuan Pharmaceutical Co., Ltd. (the “Purchaser”) for the disposal of Shouguang Yuxin Chemical Industry Co., Limited (“SYCI” or the “Target Company”) in exchange for a gross consideration of RMB21,228,000 (US $3,002,716). We refer to the foregoing transaction contemplated by the SPA collectively as the “Disposition”.

GULF RESOURCES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

As of September 30, 2025

(Expressed in U.S. dollars)

	GULF RESOURCES, INC.	SYCI Disposition	Pro Forma Adjustments	Notes	Pro Forma Consolidated
		(a)
Assets
Current assets
Cash and cash equivalents	5,820,083	(606,214)	—		5,213,869
Accounts receivable, net	3,422,564	—	—		3,422,564
Inventories, net	482,712	—	—		482,712
Prepayments and deposits	5,916,171	(1,481,496)	—		4,434,675
Amount due from related parties	25,333	(132,014)	132,014	(c)	25,333
Other receivable	2,222	(1,142)	3,708,523	(c)(d)	3,709,603
Total Current Assets	15,669,085	(2,220,866)	3,840,537		17,288,756
Non-Current Assets
Property, plant and equipment, net	109,911,438	(2,084,136)	—		107,827,302
Finance lease right-of use assets	73,959	—	—		73,959
Operating lease right-of-use assets	5,847,348	(103,758)	—		5,743,590
Prepaid land leases, net of current portion	405,717	—	—		405,717
Deferred tax assets, net	—	—	—		—
Total non-current assets	116,238,462	(2,187,894)	—		114,050,568
Total Assets	131,907,547	(4,408,760)	3,840,537		131,339,324

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	12,183,011	(5,611,287)	132,014	(c)	6,703,738
Accrued liabilities	968,113	(968,113)	—		—
Taxes payable-current	635,558	(56,640)	—		578,918
Amount due to related parties	2,597,963	(705,807)	705,807	(c)	2,597,963
Finance lease liability, current portion	208,212	—	—		208,212
Operating lease liabilities, current portion	518,214	(6,160)	—		512,054
Total current liabilities	17,111,071	(7,348,007)	837,821		10,600,885
Non-Current Liabilities
Finance lease liability, net of current portion	898,504	—	—		898,504
Operating lease liabilities, net of current portion	6,436,276	(91,320)	—		6,344,956
Total Non-Current Liabilities	7,334,780	(91,320)	—		7,243,460
Total Liabilities	24,445,851	(7,439,327)	837,821		17,844,345

Commitment and Loss Contingencies	—	—	—		—

Stockholders’ Equity
PREFERRED STOCK; $0.001 par value; 1,000,000 shares authorized; none outstanding	—	—	—		—
COMMON STOCK; $0.0005 par value; 80,000,000 shares authorized; 1,382,114 shares issued; and 1,353,531 shares outstanding as of September 30, 2025 (1)	691	—	—		691
Treasury stock; 28,583 shares as of September 30, 2025	(1,372,673)	—	—		(1,372,673)
Additional paid-in capital	105,192,535	(45,290,390)	45,290,390	(d)	105,192,535
Statutory reserve	—	(5,586,726)	5,586,726	(d)	—
Retained earnings unappropriated	(3,708,985)	38,756,530	(47,874,400)	(d)	(12,826,855)
Retained earnings appropriated	26,667,097	—	—		26,667,097
Accumulated other comprehensive loss	(19,316,969)	15,151,153	—		(4,165,816)
Total Stockholders’ Equity	107,461,696	3,030,567	3,002,716		113,494,979
Total Liabilities and Stockholders’ Equity	131,907,547	(4,408,760)	3,840,537		131,339,324

(1) The shares and per share data are presented on a retroactive basis to reflect the stock split.

GULF RESOURCES, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) / INCOME

For the nine months ended September 30, 2025

(Expressed in U.S. dollars)

	GULF RESOURCES, INC.	SYCI Less: Disposition	Pro Forma Adjustments	Notes	Pro Forma Consolidated
		(b)
NET REVENUE	18,992,813	—	—		18,992,813

OPERATING COSTS AND EXPENSES
Cost of net revenue	(16,948,185)	—	—		(16,948,185)
Sales and marketing expenses	(35,868)	—	—		(35,868)
Direct labor and factory overheads incurred during plant shutdown	(4,533,760)	457,316	—		(4,076,444)
General and administrative expenses	(3,169,821)	598,631	—		(2,571,190)
TOTAL OPERATING COSTS AND EXPENSE	(24,687,634)	1,055,947	—		(23,631,687)

LOSS FROM OPERATIONS	(5,694,821)	1,055,947	—		(4,638,874)

OTHER INCOME (EXPENSE)
Interest expense	(61,580)	—	—		(61,580)
Interest income	5,202	(359)	—		4,843
Other expense, net	(3,524,825)	3,521,613	—		(3,212)
Gain on disposal of subsidiaries	—	—	6,033,283	(d)	6,033,283
Loss on disposal of long-lived assets	(2,008,853)	2,008,853	—		—
Impairment of long-lived assets	(29,782,912)	29,782,912	—		—
LOSS BEFORE TAXES	(41,067,789)	36,368,966	6,033,283		1,334,460

INCOME TAX BENEFIT (EXPENSE)	—	—	—		—
NET (LOSS) / INCOME	(41,067,789)	36,368,966	6,033,283		1,334,460

COMPREHENSIVE (LOSS) / INCOME
NET (LOSS) / INCOME	(41,067,789)	36,368,966	6,033,283		1,334,460
OTHER COMPREHENSIVE (LOSS) INCOME
- Foreign currency translation adjustments	1,537,174	(243,255)	—		1,293,919
TOTAL COMPREHENSIVE (LOSS) / INCOME	(39,530,615)	36,125,711	6,033,283		2,628,379

BASIC AND DILUTED LOSS PER SHARE(1):	(31.62)				(1.03)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES(1):	1,298,766				1,298,766

(1) The shares and per share data are presented on a retroactive basis to reflect the stock split.

GULF RESOURCES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31, 2024

(Expressed in U.S. dollars)

	GULF RESOURCES, INC.	SYCI Disposition	Pro Forma Adjustments	Notes	Pro Forma Consolidated
		(a)
Assets
Current assets
Cash and cash equivalents	10,075,162	(874,297)	—		9,200,865
Accounts receivable, net	564,523	—	—		564,523
Inventories, net	315,371	—	—		315,371
Prepayments and deposits	6,376,656	(1,463,092)	—		4,913,564
Amount due from related parties	25,040	(80,396,955)	80,396,955	(c)	25,040
Other receivable	94,074	—	3,700,348	(c)(d)	3,794,422
Total Current Assets	17,450,826	(82,734,344)	84,097,303		18,813,785
Non-Current Assets
Property, plant and equipment, net	136,143,177	(27,118,747)	—		109,024,430
Finance lease right-of use assets	76,868	—	—		76,868
Operating lease right-of-use assets	6,169,855	(106,930)	—		6,062,925
Prepaid land leases, net of current portion	9,615,269	(9,204,548)	—		410,721
Deferred tax assets, net	—	—	—		—
Total non-current assets	152,005,169	(36,430,225)	—		115,574,944
Total Assets	169,455,995	(119,164,569)	84,097,303		134,388,729

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	14,323,458	(5,541,437)	80,396,955	(c)	89,178,976
Taxes payable-current	113,999	(34,028)	—		79,971
Amount due to related parties	2,584,808	(697,632)	697,632	(c)	2,584,808
Finance lease liability, current portion	217,743	—	—		217,743
Operating lease liabilities, current portion	491,850	(5,874)	—		485,976
Total current liabilities	17,731,858	(6,278,971)	81,094,587		92,547,474
Non-Current Liabilities
Finance lease liability, net of current portion	1,075,865	—	—		1,075,865
Operating lease liabilities, net of current portion	6,941,602	(97,510)	—		6,844,092
Total Non-Current Liabilities	8,017,467	(97,510)	—		7,919,957
Total Liabilities	25,749,325	(6,376,481)	81,094,587		100,467,431

Commitment and Loss Contingencies	—	—	—		—

Stockholders’ Equity
PREFERRED STOCK; $0.001 par value; 1,000,000 shares authorized; none outstanding	—	—	—		—
COMMON STOCK; $0.0005 par value; 80,000,000 shares authorized; 1,120,145 shares issued; and 1,091,562 shares outstanding as of December 31, 2024 (1)	560	—	—		560
Treasury stock; 28,583 shares as of December 31, 2024	(1,372,673)	—	—		(1,372,673)
Additional paid-in capital	101,712,325	(45,290,390)	45,290,390	(d)	101,712,325
Share to be issued	194,700	—	—		194,700
Statutory reserve	—	(5,586,726)	5,586,726	(d)	—
Retained earnings unappropriated	37,358,804	(77,305,380)	(47,874,400)	(d)	(87,820,976)
Retained earnings appropriated	26,667,097	—	—		26,667,097
Accumulated other comprehensive loss	(20,854,143)	15,394,408	—		(5,459,735)
Total Stockholders’ Equity	143,706,670	(112,788,088)	3,002,716		33,921,298
Total Liabilities and Stockholders’ Equity	169,455,995	(119,164,569)	84,097,303		134,388,729

(1) The shares and per share data are presented on a retroactive basis to reflect the stock split.

GULF RESOURCES, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the years ended December 31, 2024

(Expressed in U.S. dollars)

	GULF RESOURCES, INC.	SYCI Disposition	Pro Forma Adjustments	Notes	Pro Forma Consolidated
		(b)
NET REVENUE	7,661,010	—	—		7,661,010

OPERATING COSTS AND EXPENSES
Cost of net revenue	(14,746,741)	—	—		(14,746,741)
Sales and marketing expenses	(46,264)	—	—		(46,264)
Direct labor and factory overheads incurred during plant shutdown	(8,880,643)	584,185	—		(8,296,458)
General and administrative expenses	(5,271,011)	2,444,293	—		(2,826,718)
TOTAL OPERATING COSTS AND EXPENSE	(28,944,659)	3,028,478	—		(25,916,181)

LOSS FROM OPERATIONS	(21,283,649)	3,028,478	—		(18,255,171)

OTHER INCOME (EXPENSE)
Interest expense	(91,901)	—	—		(91,901)
Interest income	80,258	(51,417)	—		28,841
Other expense, net	(50,470)	—	—		(50,470)
Gain on disposal of subsidiaries	—	—	6,033,283	(d)	6,033,283
Loss on disposal of long-lived assets	(29,169,008)	967	—		(29,168,041)
Impairment of long-lived assets	(6,772,500)	6,772,500	—		—
LOSS BEFORE TAXES	(57,287,270)	9,750,528	6,033,283		(41,503,459)

INCOME TAX BENEFIT (EXPENSE)	(1,648,182)	—	—		(1,648,182)
NET LOSS	(58,935,452)	9,750,528	6,033,283		(43,151,641)

COMPREHENSIVE LOSS
NET LOSS	(58,935,452)	9,750,528	6,033,283		(43,151,641)
OTHER COMPREHENSIVE (LOSS) INCOME
- Foreign currency translation adjustments	(2,800,874)	1,871,760	—		(929,114)
TOTAL COMPREHENSIVE LOSS	(61,736,326)	11,622,288	6,033,283		(44,080,755)

BASIC AND DILUTED LOSS PER SHARE(1):	(53.99)				(39.53)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF SHARES(1):	1,091,562				1,091,562

(1) The shares and per share data are presented on a retroactive basis to reflect the stock split.

NOTE 1 –INTRODUCTION

On December 22, 2025, the Seller completed the Disposition of the Target Company for a gross consideration of RMB21,228,000 (US $3,002,716). Consideration will be received in instalments through 2028.

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X, using the assumptions set forth to in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements presented above are derived from the historical financial statements of the Gulf Resources, Inc. (the “Company”), adjusted to give effect to the Disposition. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and the respective history financial information from which it was derived, including:

(1) The historical financial statements and the accompanying notes of the Company as of and for the nine months ended September 30, 2025, included in the Company’s Report on Form 10-Q for the nine months ended September 30, 2025 filed with the SEC on November 19, 2025.

(2) The historical financial statements and the accompanying notes of the Company as of and for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 11, 2025.

The pro forma adjustments are preliminary and have been made solely for informational purposes. The unaudited pro forma condensed consolidated financial statements are not intended to represent and does not purport to be indicative of what the combined financial condition or results of operations of the Company would have been had the Disposition been completed on the applicable dates. In addition, the pro forma financial statements do not purport to project the future financial condition and results of operations of the Company. In the opinion of management, all necessary adjustments to the unaudited pro forma condensed consolidated financial statements have been made.

NOTE 2 – PRO FORMA RECLASSIFICATION AND ADJUSTMENTS

The historical consolidated financial statements have been adjusted in the Pro Forma, as detailed below, to give effect to pro forma events that are: (i) directly attributable to the Disposition, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the disposal results of Disposition. The Pro Forma do not reflect the non-recurring cost of any integration activities or benefits from the Disposition including potential synergies that may be generated in future periods.

The unaudited pro forma consolidated balance sheet as of September 30, 2025 and December 31, 2024 reflects the following transaction accounting adjustments related to the Disposition:

(a) The removal of the assets and liabilities under SYCI from the historical information presented.

(b) The removal of revenues and expenses from the assets sold in connection with the SYCI Disposition from the historical information presented.

(c) Represents the recovery of elimination between the Company and SYCI.

(d) The pro forma net gain on disposal of assets is based on the Company’s historical balance sheet information as of September 30, 2025 and December 31, 2024 and is subject to change based upon, among other things, the actual balance sheet on the closing date of the Disposition and the finalization of the Company’s financial closing procedures and may differ significantly from the actual net gain on disposal of assets that the Company will recognize. The pro forma net gain on disposal of assets presented below is reflected in the unaudited pro forma condensed consolidated balance sheet as if the Disposition was consummated as of September 30, 2025, and in the unaudited pro forma condensed statements of operation as if the Disposition was consummated on January 1, 2024.